ALLSPRING FUNDS TRUST
ALLSPRING MASTER TRUST
ALLSPRING VARIABLE TRUST
ALLSPRING EXCHANGE-TRADED FUNDS TRUST
(each, a “Trust”)
POWER OF ATTORNEY

The undersigned, whose signature appears below, does hereby constitute and appoint John D. Kenney, Matthew Prasse, Maureen E. Towle and Kate Johnson, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  August 20, 2025

/s/ William R. Ebsworth

Name:
Willam R. Ebsworth
Title:
Trustee

/s/ Jane A. Freeman

Name:
Jane A. Freeman
Title:
Trustee

/s/ Isaiah Harris, Jr.

Name:
Isaiah Harris, Jr.
Title:
Trustee

/s/ David F. Larcker

Name:
David F. Larcker
Title:
Trustee

/s/ Olivia S. Mitchell

Name:
Olivia S. Mitchell
Title:
Trustee

/s/ Timothy J. Penny

Name:
Timothy J. Penny
Title:
Trustee

/s/ James G. Polisson

Name:
James G. Polisson
Title:
Trustee

/s/ Pamela Wheelock

Name:
Pamela Wheelock
Title:
Trustee

ALLSPRING GLOBAL DIVIDEND OPPORTUNITIES FUND
ALLSPRING INCOME OPPORTUNITIES FUND
ALLSPRING MULTI-SECTOR INCOME FUND
ALLSPRING UTILITIES AND HIGH INCOME FUND
(the “Trusts”)
POWER OF ATTORNEY

The undersigned, whose signature appears below, does hereby constitute and appoint John D. Kenney, Matthew Prasse, Maureen E. Towle and Kate Johnson, each individually with power of substitution or resubstitution, his or her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable relating to compliance by the undersigned with Section 30(h) of the Investment Company Act of 1940 (the “1940 Act”), which imposes the duties of Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder on the undersigned, and relating to the filing of Forms 3, 4 and 5 (including amendments thereto) in accordance with the 1940 Act and the 1934 Act and the rules and regulations thereunder and the filing of a Form ID, uniform application for access codes to file on Edgar, in each case with respect to the undersigned’s holdings of and transactions in securities issued by the Trusts, signing in the name and on behalf of the undersigned any and all such instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, or 5 with respect to the undersigned’s holdings of and transactions in securities issued by the Trusts, unless earlier (a) revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or (b) superseded by a new power of attorney regarding the purposes outlined in the first paragraph hereof dated as of a later date.

Effective Date:  August 20, 2025

/s/ William R. Ebsworth

Name:
Willam R. Ebsworth
Title:
Trustee

/s/ Jane A. Freeman

Name:
Jane A. Freeman
Title:
Trustee

/s/ Isaiah Harris, Jr.

Name:
Isaiah Harris, Jr.
Title:
Trustee

/s/ David F. Larcker

Name:
David F. Larcker
Title:
Trustee

/s/ Olivia S. Mitchell

Name:
Olivia S. Mitchell
Title:
Trustee

/s/ Timothy J. Penny

Name:
Timothy J. Penny
Title:
Trustee

/s/ James G. Polisson

Name:
James G. Polisson
Title:
Trustee

/s/ Pamela Wheelock

Name:
Pamela Wheelock
Title:
Trustee